Exhibit 99.1

January 16, 2013 Company Overview Theravance ® Medicines That Make a Difference ® Company Overview

Safe Harbor 2 Medicines That Make a Difference® VIBATIV® is a registered trademark of Theravance, Inc. For full Prescribing Information and Medication Guide for VIBATIV® in the U.S. please visit www.VIBATIV.com. This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events.  Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act  of 1934 and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “goal,” “project”, “potential”, “designed,” “expect”, “consistent”, “support”, “target” and “promising” and similar expressions are intended to identify such forward-looking statements.  Examples of such statements include statements relating to the status and timing of clinical studies, data analysis and communication of results, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the timing of seeking regulatory approval of our product candidates (including, with respect to VIBATIV®, statements regarding any expectation that we will be able to respond fully or adequately to the FDA's requests using currently existing clinical data and any expectation that the FDA will approve the VIBATIV® nosocomial pneumonia NDA on the basis of existing preclinical and clinical data or at all), statements concerning the enabling capabilities of Theravance's approach to drug discovery and its proprietary insights, statements concerning expectations for the discovery, development and commercialization of product candidates and projections of revenue, expenses and other financial items.  These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical and non-clinical studies, the potential that results of clinical or non-clinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties in the conduct of our clinical studies, delays or failure to achieve regulatory approvals for product candidates, risks of relying on third-party manufacturers for the supply of our product and product candidates and risks of collaborating with third parties to discover, develop and commercialize products. These and other risks are described in greater detail under the heading "Risk Factors" contained in Theravance’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (SEC) on January 16, 2013, and the risks discussed in our periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

Theravance Made Significant Progress in 2012  3 Key Programs Advanced and Partnerships Completed RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI)  are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies.  The use of these brand names has not yet been approved by any regulatory authority. VIBATIV® is a registered trademark of Theravance, Inc.  For full Prescribing Information and Medication Guide for VIBATIV® in the U.S. please visit www.VIBATIV.com.

Theravance – Medicines That Make A Difference®

Multivalent Discovery Approach Yields Deep Pipeline

- 20+ development candidates
- 1,430+ issued patents
- FF/VI under regulatory review: US (COPD), EU and Japan (COPD, Asthma)
- UMEC/VI (COPD) NDA and MAA submitted
- Approved medicine – VIBATIV® (telavancin)

Partnering Propels Simultaneous High Value Programs

- 3 partnered respiratory programs in late-stage with GSK
  - RELVAR™ or BREO™ (FF/VI)
  - ANORO™ (UMEC/VI)
  - MABA
- Significant funding received from corporate partners
  - ~$830M received from partnerships

Building Value From Discovery Through Commercialization

Theravance

4

RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI) are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies. The use of these brand names has not yet been approved by any regulatory authority. VIBATIV® is a registered trademark of Theravance, Inc. For full Prescribing Information and Medication Guide for VIBATIV® in the U.S. please visit www.VIBATIV.com.

2013 Events Expected to Be More Significant for Theravance 5 Value beyond 2013 driven by diverse pipeline Potential for multiple regulatory events Advancing to Phase 3 RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI)  are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies.  The use of these brand names has not yet been approved by any regulatory authority. VIBATIV® is a registered trademark of Theravance, Inc.  For full Prescribing Information and Medication Guide for VIBATIV® in the U.S. please visit www.VIBATIV.com.

2013: Key Programs Pipeline



THERAPEUTIC AREA
DEVELOPMENT STATUS
Program
Phase 1
Phase 2
Phase 3
FILED
RESPIRATORY
RELVAR™ or BREO™ (FF/VI): COPD and Asthma
ANORO™ (UMEC/VI): COPD
SUBMITTED
GSK961081 (MABA): COPD
TD-4208 (LAMA): COPD
BACTERIAL INFECTIONS
TD-1792: Serious Gram+ Infections
CNS/PAIN
TD-1211: Opioid-Induced Constipation
TD-9855: ADHD and Fibromyalgia
GI MOTILITY DYSFUNCTION
TD-5108 (velusetrag): GI Motility Dysfunction
TD-8954: GI Motility Dysfunction
Demonstrated Proof-of-Concept
Pre-Proof-of-Concept

Theravance

6

RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI) are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies. The use of these brand names has not yet been approved by any regulatory authority.

RESPIRATORY PROGRAMS Theravance® Medicines That Make a Difference®

Respiratory Portfolio*  Investigational Medicines for COPD and/or Asthma 8 Respiratory Portfolio:  Strong Strategic Position *Respiratory portfolio partnered with GSK except for TD-4208 RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI)  are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies.  The use of these brand names has not yet been approved by any regulatory authority.

One Common Inhaler Investigational Medicines for COPD and/or Asthma 9 RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI)  are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™, ANORO™  and ELLIPTA™ are trademarks of the GlaxoSmithKline group of companies.  The use of these brand names has not yet been approved by any regulatory authority.

RELVAR™ or BREO™ (FF/VI) with GSK

Goal: Once-Daily ICS/LABA Treatment for COPD and Asthma

- Fluticasone furoate (FF)/Vilanterol (VI)
  - Combination of an investigational anti-inflammatory and an investigational bronchodilator
  - Delivered via ELLIPTA™, dry powder inhaler
  - QD dosing
- Regulatory applications submitted in 2012 :
  - COPD (100/25mcg): US, EU, Japan
    - FDA Advisory Committee Meeting, March 7, 2013
    - FDA PDUFA Goal Date, May 12, 2013
  - Asthma (100/25mcg and 200/25 mcg)
    - EU, Japan
    - Additional asthma study ongoing
    - GSK and Theravance reviewing strategy for future US filing

Theravance
10

RELVAR™ or BREO™ (FF/VI) is an investigational medicine and is not currently approved anywhere in the world. RELVAR™, BREO™ and ELLIPTA™ are trademarks of the GlaxoSmithKline group of companies. The use of these brand names has not yet been approved by any regulatory authority.

ANORO™ (UMEC/VI) with GSK

Goal: Once-daily LAMA/LABA Dual Bronchodilator for COPD

- Umeclidinium bromide/vilanterol (UMEC/VI)
  - Combination of two investigational bronchodilator molecules
  - Delivered via ELLIPTA™, dry powder inhaler
  - QD dosing
- Significant unmet medical need:
  - Many COPD patients would benefit from improved lung function
  - Global market opportunity, $5.0B+ and growing*
- Regulatory applications submitted:
  - NDA (62.5/25mcg and 125/25mcg) submitted to the FDA in December 2012
  - MAA (55/22mcg and 113/22mcg doses**) submitted to the EMA in January 2013
  - Regulatory submissions are planned in other countries during the course of 2013

*Source: IMS Health Sales for LAMAs and LABAs, 12-month period ending March 2012

**UMEC/VI doses of 55/22mcg and 113/22mcg are specified as the delivered doses (emitted from the inhaler) which are equivalent to the 62.5/25mcg and 125/25mcg pre-dispensed doses (contained inside the inhaler) submitted for approval in the US.

Theravance

11

ANORO™ (UMEC/VI) is an investigational medicine and is not currently approved anywhere in the world. ANORO™ and ELLIPTA™ are trademarks of the GlaxoSmithKline group of companies. The use of these brand names has not yet been approved by any regulatory authority.

MABA and Potential Triple Mechanism Therapy 12 MABA Monotherapy Muscarinic antagonist and B2-agonist in a single molecule Decision to advance ‘081 monotherapy into Phase 3 in 2013 Triple Mechanism (Dual Bronchodilator + anti-inflammatory) Muscarinic antagonist and B2-agonist and an inhaled corticosteroid MABA/ICS -Decision to advance ‘081/FF combination into Phase 3-enabling studies UMEC/VI/FF - Phase 3-enabling study planned in 2013

Respiratory Programs with GSK – Driving Value for THRX LABA Collaboration RELVAR™/BREO™ and VI Royalties on annual net sales:  15% on first $3B, 5% thereafter   ANORO™ (Launched after RELVAR™/BREO™) Upward tiering royalties on annual net sales: 6.5% up to 10%  Potential milestone payments to GSK: up to $220M Divided by approval, launch, region and product  Strategic Alliance MABA (GSK961081) Potential milestone payments to Theravance $10M for successful Phase 2 combination program $25M per program for initiation of single and combination Phase 3 programs  Single-agent royalties of 10% to 20% of net sales up to $3.5B and 7.5% thereafter 13 THRX has no R&D or commercial cost obligations RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI)  are investigational medicines and is not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies.  The use of these brand names has not yet been approved by any regulatory authority.

CNS/PAIN: TD-1211 Theravance® Medicines That Make a Difference®

TD-1211 for Opioid-Induced Constipation (OIC) OIC Market Opportunity in US could be >500M treatment days annually* Significant unmet medical need:   Alleviate constipation side effects of opioid therapy without affecting analgesia Positive Phase 2b results Achieved primary and key secondary endpoints Generally well-tolerated  Phase 2b program data support progression into Phase 3 Currently evaluating Phase 3 strategy due to potentially evolving FDA requirements in this area  15 Goal: Once-Daily, Oral Treatment With Best-In-Class Efficacy *Sources:  Theravance estimate based on IMS Health NPA; Kalso et al (2004) Pain 112:p372, Brown et al (2006) J of Opioid Mgmt 2:3 p137, Bell et al (2009) Pain Med 10:p35

CNS/PAIN: TD-9855 Theravance® Medicines That Make a Difference®

TD-9855 for ADHD and Fibromyalgia TD-9855:  Norepinephrine and serotonin reuptake inhibitor (NSRI) Phase 1 single- and multiple-dose studies: Generally well-tolerated Predictable and linear pharmacokinetic profile  Long half-life (30-40 hours) supportive of once-daily dosing PET study: confirmed high degree of CNS penetration and selectivity for norepinephrine over serotonin transporters Phase 2 studies in ADHD and Fibromyalgia targeting a total of 650 patients  17 Goal: Best-in-Class Monoamine Reuptake Inhibitor

THERAVANCE: BUILDING VALUE Theravance® Medicines That Make a Difference®

2013: Looking Forward

Progress key pipeline programs

- MABA monotherapy Phase 3 in 2013
- TD-4208 Phase 2b in COPD
- TD-9855 Phase 2 in ADHD and fibromyalgia

Potential regulatory actions/transition into commercial stage

- RELVAR™/BREO™
- ANORO™
- VIBATIV®

Theravance®

19

RELVAR™ or BREO™ (FF/VI) and ANORO™ (UMEC/VI) are investigational medicines and are not currently approved anywhere in the world. RELVAR™, BREO™ and ANORO™ are trademarks of the GlaxoSmithKline group of companies. The use of these brand names has not yet been approved by any regulatory authority. VIBATIV® is a registered trademark of Theravance, Inc. For full Prescribing Information and Medication Guide for VIBATIV® in the U.S. please visit www.VIBATIV.com.

THANK YOU Theravance® Medicines That Make a Difference®